UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2021

HealthEquity, Inc.
(Exact name of registrant as specified in charter)

Delaware	Commission File No. 001-36568	52-2383166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 West Scenic Pointe Drive

Suite 100

Draper, Utah 84020

(Address of principal executive offices) (Zip Code)

(801) 727-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 7, 2021, HealthEquity, Inc., a Delaware corporation (“HealthEquity”), entered into an Amended and Restated Asset and Unit Purchase Agreement (the “Restated Purchase Agreement”) with Viking Acquisition Corp., a Delaware corporation and wholly owned subsidiary of HealthEquity (“Viking”), MII Life Insurance, Incorporated d/b/a Further, a Minnesota corporation (“MII Life”), and Aware Integrated, Inc., a Minnesota nonprofit corporation (“Aware” and, together with MII Life, “Sellers”). The Restated Purchase Agreement amends and restates in its entirety that certain Asset and Unit Purchase Agreement, dated as of April 8, 2021 (the “Original Purchase Agreement”), by and among HealthEquity, Viking and Sellers. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Restated Purchase Agreement.

The Restated Purchase Agreement, among other things, (1) excludes from the scope of the Original Purchase Agreement all cash balances and investment assets included in any voluntary employee beneficiary association (“VEBA”) account that is funding a health reimbursement arrangement (either Section 501(c)(9) trusts or Section 115 trusts) (collectively, the “VEBA Assets”), and all Contracts related exclusively thereto (the “VEBA Contracts” and, together with the VEBA Assets, the “VEBA Portfolio”), (2) reduces the Consideration payable by Viking under the Restated Purchase Agreement to $455,000,000, and (3) extends the End Date under the Restated Purchase Agreement to November 30, 2021, with a target closing date of November 1, 2021 (the “Primary Closing”).

The Restated Purchase Agreement provides for substantially similar representations, warranties and covenants as provided in the Original Purchase Agreement, except that the foregoing do not include matters relating to the VEBA Portfolio.

Concurrently with the execution of the Restated Purchase Agreement, on September 7, 2021, HealthEquity entered into an Asset Purchase Agreement (the “VEBA Purchase Agreement”) with Viking and MII Life. The VEBA Purchase Agreement provides for (1) the transfer of all VEBA Assets to Viking (or its designee) and (2) the transfer to Viking (or its designee), or termination, in each case as provided therein, of all VEBA Contracts, for a maximum purchase price payable by Viking to MII Life of $45,000,000. The VEBA Purchase Agreement, which is anticipated to close on January 31, 2022, has substantially the same terms as those set forth in the Original Purchase Agreement in respect of the VEBA Portfolio except as provided therein.

The maximum purchase price payable for the VEBA Portfolio (the “VEBA Purchase Price”) will be $45,000,000 and will be calculated based on the actual amount of VEBA Assets transferred to Viking (or its designee) at the closing of the transactions contemplated by the VEBA Purchase Agreement (the “VEBA Closing”) relative to the total amount of the VEBA Assets as of April 30, 2021.

The VEBA Purchase Agreement provides for substantially similar representations, warranties and covenants as provided in the Original Purchase Agreement, except that the foregoing are limited in scope to matters relating exclusively to the VEBA Portfolio.

The rights and obligations of the parties to the VEBA Purchase Agreement will terminate, and the VEBA Purchase Agreement will no longer be in effect except as expressly contemplated thereby, upon the earlier of the VEBA Closing and February 28, 2022.

Consummation of each of the Primary Closing and VEBA Closing is subject to satisfaction of certain conditions at the respective Closing, including, without limitation (i) the nonexistence of any governmental order prohibiting the consummation of the respective Closing, (ii) in the case of the Primary Closing, the delivery of certain required consents, and there being no Material Adverse Effect (as defined in the Restated Purchase Agreement) between the signing of the Restated Purchase Agreement and the Primary Closing and (iii) the execution and delivery of certain customary closing certificates, instruments, documents and other items by the parties to the Restated Purchase Agreement and VEBA Purchase Agreement.

HealthEquity and Viking have agreed under the Restated Purchase Agreement and VEBA Purchase Agreement that, in the absence of fraud, their sole remedy in the event of a breach of any representation or warranty of Sellers under either the Restated Purchase Agreement or the VEBA Purchase Agreement will be under a representation and warranty policy purchased by them at the time of the signing of the Original Purchase Agreement.

The Restated Purchase Agreement and VEBA Purchase Agreement have been included as exhibits to this Form 8-K to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about HealthEquity, Viking, MII Life, Aware or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Restated Purchase Agreement and VEBA Purchase Agreement were made only for purposes of the Restated Purchase Agreement and VEBA Purchase Agreement, respectively, and as of specific dates, were solely for the benefit of the parties to the Restated Purchase Agreement and VEBA Purchase Agreement, respectively, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Restated Purchase Agreement and VEBA Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under either of the Restated Purchase Agreement or VEBA Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date hereof, which subsequent information may or may not be fully reflected in HealthEquity’s public disclosures.

The foregoing descriptions of the Restated Purchase Agreement and VEBA Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Restated Purchase Agreement and VEBA Purchase Agreement, respectively, copies of which are filed as Exhibits 2.1 and 2.2 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits attached hereto and incorporated herein by reference contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the proposed transactions between HealthEquity, Viking and Sellers and the timing of such proposed transactions. All statements other than statements of historical fact that address activities, events or developments that HealthEquity expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements reflect current expectations regarding future events, results or outcomes, and are typically identified by words such as “will”, “shall” or similar expressions that convey the prospective nature of events or outcomes. Factors that could cause actual results to differ include, but are not limited to: the conditions to the completion of the proposed transactions; the ability of HealthEquity to successfully integrate the Spending Account Business and VEBA Business into HealthEquity’s current business; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transactions or the public announcement of the proposed transactions; and that the retention of certain key employees of the Spending Account Business may be difficult. Although HealthEquity believes the expectations reflected in the forward-looking statements are reasonable, HealthEquity gives no assurance these expectations will prove to be correct. Actual events, results and outcomes may differ materially from expectations due to a variety of known and unknown risks, uncertainties and other factors, including those described above. For a detailed discussion of other risk factors, please refer to the risks detailed in HealthEquity’s filings with the Securities and Exchange Commission, including, without limitation, HealthEquity's most recent Annual Report on Form 10-K and subsequent periodic and current reports. HealthEquity undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements should not be relied upon as representing views as of any date subsequent to the date of this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

2.1	Amended and Restated Asset and Unit Purchase Agreement, dated as of September 7, 2021, by and among Viking Acquisition Corp., HealthEquity, Inc., MII Life Insurance, Incorporated d/b/a Further and Aware Integrated, Inc.*
2.2	Asset Purchase Agreement, dated as of September 7, 2021 by and among HealthEquity, Inc., Viking Acquisition Corp. and MII Life Insurance, Incorporated d/b/a Further.*
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. HealthEquity hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2021	HealthEquity, Inc.

	By:	/s/ Tyson Murdock
	Name:	Tyson Murdock
	Title:	Executive Vice President and Chief Financial Officer